SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 12, 2002

AIRSPAN NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation)

000-31031	75-2743995
(Commission file number)	(I.R.S. Employer Identification No.)

777 Yamato Road, Suite 105, Boca Raton, Florida	33431
(Adress of principal executive offices)	(Zip code)

(561) 893-8670
(Registrant’s telephone number, including area code)

Item 5.    Other Events.

As described in the attached press release, dated November 12, 2002, the Registrant has announced a stock repurchase program pursuant to Rule 10b-18 of the Security Exchange Act of 1934, as amended.

Item 7.    Exhibits

99.1	Press Release dated November 12, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 26, 2002

AIRSPAN NETWORKS, INC

By:	/s/ Peter Aronstam
Peter Aronstam Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Exhibit Description

99.1	Press release dated November 12, 2002